UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
☐	Definitive Proxy Statement		Only (as permitted by Rule 14a-(e)(2))
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
EXIDE TECHNOLOGIES

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials EXIDE TECHNOLOGIES Meeting Information Meeting Type: Annual For holders as of: 7/20/09 Date: 9/16/2009 Time: 9:00 a.m. Local Time Location: Atlanta Marriott Alpharetta 5750 Windward Parkway Alpharetta, Georgia 30005 EXIDE TECHNOLOGIES 13000 DEERFIELD PARKWAY BLDG 200 MILTON, GA 30004 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. M16311-P83925

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT TO STOCKHOLDERS How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. * To facilitate timely delivery, please make the request as instructed above on or before 9/2/09. How To Vote Please Choose One of the Following Voting Methods Vote In Person: You may vote the shares in person by attending the Annual Meeting of Stockholders. Directions to the Annual Meeting of Stockholders are available in the proxy statement, which is available at www.proxyvote.com. Shares held in your name as the stockholder of record (that is, if the shares are registered directly in your name with our transfer agent) may be voted by you in person at the Annual Meeting of Stockholders. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M16312-P83925

Voting Items The Board of Directors recommends a vote FOR items 1, 2 and 3. 1. The election of the following nine persons as directors of the Company. Nominees: 01) Herbert F. Aspbury 06) John P. Reilly 02) Michael R. D’Appolonia 07) Michael P. Ressner 03) David S. Ferguson 08) Gordon A. Ulsh 04) Paul W. Jennings 09) Carroll R. Wetzel 05) Joseph V. Lash 2. Approve the Exide Technologies 2009 Stock Incentive Plan 3. Ratify the appointment of the Company’s independent auditors for fiscal 2010 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.
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